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Exhibit 10.53

INTERCOMPANY SERVICES AMENDMENT AND EXTENSION AGREEMENT

        This Amendment and Extension Agreement dated as of January 1, 2009 is by and between Hallmark Cards, Incorporated ("Hallmark") and Crown Media Holdings, Inc. (Crown Holdings").

        WHEREAS, Crown Holdings and Hallmark have previously entered into that certain Intercompany Services Agreement between the parties dated as of December 23, 2002 as extended on January 1, 2006, January 1, 2007 and January 1, 2008 (the "Services Agreement"); and

        WHEREAS, the parties desire to amend the agreement to include services provided by Human Resources and to further extend the term of the Services Agreement;

        NOW, THEREFORE, Crown Holdings and Hallmark hereby agree as follows:

          1.     Section 2. Corporate Services shall be amended by adding:

            "6.   Human Resources Services

            7.     Other Services."

          2.     Section 8. Real Estate shall be deleted in its entirety and replaced as follows:

            "8.   Additional Services.

        (a)
        Real Estate.    The Hallmark real estate department shall assist Crown Holdings in identifying and analyzing office space and negotiating leases in connection with such space.

        (b)
        Human Resources.    The Hallmark human resources department shall provide advice and analysis regarding the development and implementation of employee benefit and compensation philosophies and programs.

        (c)
        Other Services.    At the request of Crown Holdings, Hallmark may agree to provide other services, and such services shall be covered by the terms and conditions of this Agreement."

          3.     The term of the License Agreement shall be extended for an additional period terminating on January 1, 2010, subject to any earlier termination pursuant to the terms of the Services Agreement.

          All other terms and conditions of the Services Agreement will remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Extension Agreement as of the date set forth above.

HALLMARK CARDS, INCORPORATED
By:	/s/ Brian Gardner
Title:	Executive Vice President, General Counsel
CROWN MEDIA HOLDINGS, INC.
By:	/s/ Charles Stanford
Title:	Executive Vice President, General Counsel

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  Exhibit 10.53
INTERCOMPANY SERVICES AMENDMENT AND EXTENSION AGREEMENT